TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2022
TAX EXPENSE
Scheduled of Deferred income tax assets
	(in thousands)
	December 31,	December 31,
	2022	2021
Deferred tax assets:
Net operating losses	$4,159	$2,842
Accrued expenses	4	-
Inventory
Fixed Assets & Intangibles
Leases
Reserves & Allowances	(77)	58
Gross deferred tax assets	4,086	2,900

Valuation allowance	(3,719)	(2,330)

Total deferred tax assets	367	570

Deferred tax Liabilities:
Depreciable asset basis differences	(367)	(570)

Total deferred tax liabilities	(367)	(570)

Net deferred tax assets (liabilities)	$-	$-

Scheduled of income tax expense
	Years Ended
	December 31, 2022	December 31, 2021

Expected income tax benefit at statutory tax rate, net	$(2,615)	$(1,160)

State taxes (net of federal tax benefits):	(1,120)	(489)
Increase in valuation allowance	3,719	1,567
Loss on disposal	-	-
Debt discount	-	47
Debt forgiveness	6	-
Other	10	35

Reported income tax expense (benefit)	$-	$-